Contact:	For more information:
(800) 231-2608

For Immediate Release

Morgan Stanley China A Share Fund, Inc. Announces the Commencement of Its Rights Offering

NEW YORK, May 28, 2009—Morgan Stanley China A Share Fund, Inc. (the “Fund”) (NYSE: CAF) announced today that the subscription period for its rights offering to holders of the Fund’s common stock (the “Offering”) has commenced.

The Fund is issuing to its stockholders non-transferable rights entitling the holders to subscribe for an aggregate of approximately 2,691,233 shares of the Fund’s common stock. Each stockholder is to be issued one right for each whole share of the Fund’s common stock owned on the record date, May 18, 2009.

The rights entitle the stockholders to acquire one share for each five rights held. The subscription period commenced today, May 28, 2009, and will expire at 5:00 p.m., New York time, on June 19, 2009, unless extended (the “Expiration Date”). The actual subscription price per share, which will be determined on the Expiration Date, will equal 95 percent of the average of the last reported sales price per share of the Fund’s common stock on the New York Stock Exchange on the Expiration Date of the Offering and the four preceding trading days, with a requirement that the price be no lower than the net asset value per share of common stock of the Fund at the Expiration Date.

Stockholders who fully exercise all rights issued to them will be entitled to subscribe for additional shares at the subscription price pursuant to an oversubscription privilege. If all available shares are then subscribed for, the Fund may issue additional shares in an amount up to 25 percent of the shares available pursuant to the Offering. If all subscription rights are exercised (including the additional 25 percent), the Fund will issue 3,364,041 shares of its common stock in the Offering.

The Fund is listed on the New York Stock Exchange under the ticker symbol “CAF.” The Fund is a closed-end management investment company seeking capital growth. The Fund seeks to achieve its investment objective by investing, under normal circumstances, at least 80 percent of its assets in A- shares of Chinese companies listed on the Shanghai and Shenzhen Stock Exchanges.

For further information regarding the Fund’s rights offering, or to obtain a Prospectus, please contact the Fund’s Information Agent:

GEORGESON INC.

199 Water Street, 26th Floor

New York, NY 10038

Toll free: (800) 509-4953

or

For Banks and Brokers: (212) 440-9800

The Fund’s U.S. investment adviser is Morgan Stanley Investment Management Inc. (“MSIM”), a wholly owned subsidiary of Morgan Stanley. MSIM, together with its investment advisory affiliates, has nearly 1,000 investment professionals around the world and approximately $356 billion in assets under management or supervision as of March 31, 2009. By leveraging its global ‘community of boutiques’ structure and the strength of Morgan Stanley, MSIM strives to provide outstanding long-term investment performance, service and a comprehensive suite of investment management solutions to a diverse client base, which includes governments, institutions, corporations and individuals worldwide.

Morgan Stanley (NYSE: MS) is a leading global financial services firm providing a wide range of investment banking, securities, investment management and wealth management services. The Firm’s employees serve clients worldwide including corporations, governments, institutions and individuals from more than 600 offices in 36 countries. For further information about Morgan Stanley, please visit www.morganstanley.com.

###

This press release shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any state in which such offer, solicitation or sale would be unlawful under the securities laws of any such state.

Please consider the Fund’s investment objective, risks and charges and expenses carefully before investing. The prospectus, which contains this and other information about the Fund, can be obtained by calling (800) 231-2608 and should be read carefully before investing.